Exhibit 10.34

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE SHAREED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PACIFIC GREEN TECHNOLOGIES INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

U.S. ACCREDITED AND NON-U.S. INVESTORS

INSTRUCTIONS TO PURCHASER

1)	This Subscription Agreement is for use by U.S. Accredited and Non-U.S. Investors.

2)	COMPLETE the information on page 2 of this Subscription Agreement.

3)	If a US Person (as defined in Section 1.2 of this Subscription Agreement), COMPLETE the Accredited Investor Questionnaire attached on page 11 of this Subscription Agreement.

4)	If not a US Person, COMPLETE the Declaration of Regulation S Eligibility attached on page 13 of this Subscription Agreement.

5)	All other information must be filled in where appropriate.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: PACIFIC GREEN TECHNOLOGIES INC. (the "Issuer")

Subject and pursuant to the Terms (as defined below), the General Provisions (as defined below) and the other attached schedules and appendices, all of which are hereby incorporated herein by reference, the Purchaser hereby irrevocably subscribes for, and on the Closing Date (as defined below) will purchase from the Issuer, the following securities at the following price:

666,667 Shares
U.S.$1.50 per Share for a total purchase price of U.S.$1,000,000.50
The Purchaser owns, directly or indirectly, the following securities of the Issuer:

[Check if applicable] The Purchaser is ☐ an affiliate of the Issuer or ☐ a professional advisor of the Issuer.

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
TWYNAM AGRICULTURAL GRP PTY LIMITED
Name to appear on certificate	Name and account reference, if applicable
c/o REG ABN 12000 573213
Account reference if applicable	Contact name
L8 17-19 Bridge Street
Address	Address
Sydney, NSW 2000 Australia
Telephone Number

EXECUTED by the Purchaser on this _______ day of November, 2016. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser is a resident in the jurisdiction shown as the "Address of Purchaser".

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)
X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

TWYNAM AGRICULTURAL GRP PTY LIMITED
Address of Witness	Name of Purchaser (please print)

Colin Sussman
Name of authorized signatory (please print)

Accepted this ______ day of November, 2016	n/a
PACIFIC GREEN TECHNOLOGIES INC.	Address of Purchaser (residence)
By:	61 29325 000
Telephone Number

Authorized Signatory	csussman@twynam.com
E-mail address

*Social Security/Tax I.D. No./Corp Registration No.

*Required from all Purchasers

By signing this acceptance, the Issuer agrees to be bound by the Terms, the General Provisions and the other attached schedules and appendices, all of which are incorporated herein by reference. If funds are delivered to the Issuer’s lawyers, they are authorized to release the funds to the Issuer without further authorization from the Purchaser.

TERMS

Reference date of this Subscription Agreement	November 16, 2016 (the "Agreement Date")

The Offering

The Issuer	PACIFIC GREEN TECHNOLOGIES INC.

Offering	This offering consists of Shares ("Shares") at U.S. $1.50 per Share.

Purchased Shares	The "Purchased Shares" are the Shares that the Purchaser agrees to purchase pursuant to this Agreement.

Offering Restrictions	This Offering is not subject to any minimum number of Shares being sold.

Issue Price	U.S. $1.50 per Share.

Selling Jurisdictions	The Shares may be sold only in jurisdictions where they may be lawfully sold (the "Selling Jurisdictions").

Securities Exemptions	The Offering will be made in accordance with the following exemptions from registration:

(a)	the exemption provided by Rule 506(b) of Regulation D promulgated under the 1933 Act for offerings to Accredited Investors (as defined in Regulation D); or

(b)	the exemption afforded by Regulation S of the 1933 Act for offerings of securities in an offshore transaction to persons who are not U.S. persons; or

(c)	with the approval of the Issuer, such other exemptions as may be available pursuant to the securities laws of the Selling Jurisdictions.

Closing Date	On such date determined by the Issuer in its discretion.

Resale restrictions and legends

The Purchaser acknowledges that the certificates representing the Purchased Shares will bear the following legends:

For U.S. purchasers:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS,;AND ONLY AFTER THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

For Non-U.S. purchasers:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

GENERAL PROVISIONS

1.	DEFINITIONS

1.1          In the Subscription Agreement (including the first (cover) page, the Terms, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	"1933 Act" means the United States Securities Act of 1933, as amended;

(b)	"Closing" means the completion of the sale and purchase of the Purchased Shares;

(c)	"Closing Date" means the date on which the Closing occurs, which shall be on such date determined by the Issuer in its discretion;

(d)	"General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on pages 5 to 10 herein;

(e)	"Private Placement" means the offering of the Shares on the terms and conditions of this Subscription Agreement;

(f)	"Purchased Shares" has the meaning assigned in the Terms;

(g)	"Regulatory Authorities" means the governmental or other authorities with jurisdiction over the Issuer;

(h)	"Shares" has the meaning assigned in the Terms;

(i)	"SEC" means the United States Securities and Exchange Commission;

(j)	“Securities” mean, collectively and individually, the Purchased Shares, the Warrants, and the common shares of the Issuer underlying the Warrants.

(k)	"Subscription Agreement" means this Agreement, including all schedules and appendices incorporated by reference; and

(l)	"Terms" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 4 herein.

(m)	“Warrants” means the share purchase warrants as described in below section 4.3, and further defined in Schedules A1 and B hereto.

1.2          In this Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: "Offshore", "U.S. Person" and "United States". Without restricting the generality of such definition, “US Person” includes:

(a)          a natural person resident in the United States,

(b)         a partnership or corporation organized or incorporated under the laws of the United States,

(c)          an estate of which any executor or administrator is a U.S. Person,

(d)         a trust of which any trustee is a U.S. Person,

(e)         a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

(f)          a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

(g)         a partnership or corporation if

(i)	organized or incorporated under the laws of any foreign jurisdiction, and

(ii)	formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by ‘Accredited Investors’ who are not natural persons, estates or trusts..

1.3          In this Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4          In this Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.	Acknowledgments, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1	Acknowledgments concerning offering

The Purchaser acknowledges that:

(a)	the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws, and that, therefore, the Purchaser may not receive information that would otherwise be required to be provided to a purchaser in a registered public offering.

(b)	the Issuer will refuse to register any transfer or assignment of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or to facilitate sales pursuant to Regulation S or Rule 144 under the 1933 Act, or pursuant to the laws of any other jurisdiction;

(d)	the Purchaser’s decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of information (the "Issuer Information") contained in the Issuer’s filings with the SEC. The Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

(e)	the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering and the Issuer Information, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Issuer Information;

(f)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);

(g)	by execution hereof the Purchaser has waived the need for the Issuer to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(h)	the issuance and sale of the Securities to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(i)	the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is in any way responsible) for compliance with applicable resale restrictions;

(j)	the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(k)	neither the SEC nor any other securities commission or Regulatory Authority has reviewed or passed on the merits of the Securities, and no Regulatory Authority has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Shares;

(l)	no documents in connection with this Offering have been reviewed by the SEC or any other Regulatory Authority;

(m)	there is no government or other insurance covering any of the Securities;

(n)	an investment in the Securities involves significant risks, including but not limited to those identified in the Issuer’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings with the SEC; and

(o)	this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Issuer, and the Purchaser acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason.

2.2	Representations by the Purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(a)	the Purchaser is resident at the address indicated on page 2 hereof;

(b)	the Purchaser has received and carefully read this Subscription Agreement and the Issuer Information;

(c)	the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is not an individual, it is duly organized and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, members, partners and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;

(d)	the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(e)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the governing documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(f)	the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

(g)	the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Issuer, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(h)	the Purchaser is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Purchaser has not subdivided his interest in the Securities with any other person;

(i)	the Purchaser is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(j)	the Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

(k)	the Purchaser has made an independent examination and investigation of an investment in the Securities and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Securities and the Issuer;

(l)	the Purchaser is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	no person has made to the Purchaser any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system;

(n)	the Purchaser agrees not to engage in any hedging transactions in the Securities before the end of one year unless in compliance with the Securities Act; and

(o)	if the address provided under either "Registration Instructions" or "Delivery Instructions" on page 2 is outside the United States, then the Purchaser is not:

●	a natural person resident in the United States; or

●	a partnership or corporation organized or incorporated under the laws of the United States; or

●	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; or

●	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or resident in the United States, unless such account is held for the benefit or account of a non-U.S. person.

2.3	Reliance, indemnity and notification of changes

(a)	The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

(b)	The Purchaser will indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Issuer in connection therewith.

2.4	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Securities which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4.	CLOSING

4.1          On or before the end of the business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Securities to be purchased by the Purchaser.

4.2          At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Shares purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

4.3          As additional consideration to the Purchaser for the purchase of the Purchased Shares pursuant to this Subscription Agreement, the Issuer agrees to issue to the Purchaser, subject to and at the Closing, the Warrants described in Schedules A and B hereto (collectively, the "Warrants," and each, a "Warrant") purchase Common Shares of the Issuer.

5.	MISCELLANEOUS

5.1          The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.2          The Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

5.3          The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4          Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5          This Subscription Agreement is not assignable or transferable by either party hereto without the express written consent of the other party to this Subscription Agreement.

5.6          Time is of the essence of this Subscription Agreement.

5.7          Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8          The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9          This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10        A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11        This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12        This Subscription Agreement will be governed by and construed in accordance with the internal laws of Delaware (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the State of California with respect to any dispute related to this Subscription Agreement.

End of General Provisions

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the United States Securities Act of 1933, as amended (“Securities Act”) is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to PACIFIC GREEN TECHNOLOGIES INC. (the “Issuer”) to ensure the Issuer is in compliance with the Securities Act in connection with the proposed acquisition of securities of the Issuer (the “Securities”) by the Purchaser (as defined below). All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the Issuer or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I, ____________________________________ (the “Purchaser”), HEREBY AFFIRM AND DECLARE THAT:

1.	The Purchaser is not a “US Person,” as such term is defined in Rule 902(k) of Regulation S which, without restricting the generality of such definition, includes

(a)           a natural person resident in the United States,

(b)          a partnership or corporation organized or incorporated under the laws of the United States,

(c)          an estate of which any executor or administrator is a U.S. Person,

(d)          a trust of which any trustee is a U.S. Person,

(e)          a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

(f)           a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

(g)          a partnership or corporation if

(i)	organized or incorporated under the laws of any foreign jurisdiction, and

(ii)	formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by ‘Accredited Investors’ who are not natural persons, estates or trusts..

2.	The Purchaser is not purchasing the Securities for the benefit of a US Person.

3.	The Purchaser is not purchasing the Securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4.	The Purchaser is not purchasing the Securities in its capacity as trustee for a U.S.-based trust.

5.	The Purchaser is not purchasing the securities in its capacity as an executor or administrator of the estate of a U.S. resident.

6.	The Purchaser is not a U.S. resident purchasing the Securities through a brokerage account located outside of the United States of America, nor is it using a non-U.S. brokerage account to purchase the Securities for the benefit of individuals or corporate entities resident within the United States of America.

7.	The Purchaser is not purchasing the Securities as part of a transaction or series of transactions that, although in technical compliance with the provisions of Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

8.	The Purchaser is purchasing the Securities as an investment and not with a view towards resale.

9.	It has been called to the Purchaser’s attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to its benefit. The economic benefit from an investment in the Securities depends on the ability of the Issuer to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Issuer or its management. Accordingly, the suitability for any particular investor in the Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Securities. The Purchaser’s advisor(s), if any, and the Purchaser have carefully reviewed and understand the risk of, and other considerations relating to, an investment in the securities.

10.	The Purchaser is able to bear the economic risks of this investment, is able to hold the Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Issuer in the event such loss should occur.

11.	The Issuer has answered all inquiries that the Purchaser has made of it concerning the Issuer or any other matters relating to the business and proposed operation of the Issuer and the offer and sale of the Securities.

12.	The Purchaser will offer, sell or otherwise transfer the Securities only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Issuer’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Issuer for the purpose of determining the availability of an exemption.

13.	To the Purchaser’s knowledge, without having made any independent investigation, neither the Issuer nor any person acting for the Issuer, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the securities. To the Purchaser’s knowledge, without having made any independent investigation, the securities were not offered to it through, and the Purchaser is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

14.	The Purchaser is permitted to purchase the Securities under the laws of its home jurisdiction.

15.	The Purchaser has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that holders of such Securities may not be able to resell such Securities except in accordance with applicable securities legislation and regulatory policy.

16.	The Purchaser understands that if it knowingly and willingly makes false statements as to eligibility to purchase or resell securities under Regulation S, it may become subject to civil and criminal proceedings being taken by the United States Securities and Exchange Commission.

17.	The Purchaser has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Purchaser understands that the Issuer may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the securities under the Securities Act, and the provisions of relevant state securities laws.

DATED: __________________, 2014

Witnessed by:	)
)
)
	)	Signature
)
)
Address	)
	)	(Please print name)
)

End of Subscription Agreement

SCHEDULE A

TO SHARE SUBSCRIPTION AGREEMENT

WARRANT CERTIFICATE (12 MONTHS)

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANTS TO PURCHASE COMMON SHARES OF

PACIFIC GREEN TECHNOLOGIES INC.

(a Delaware corporation)

WARRANT CERTIFICATE NO. ISSUE DATE:	Certificate for 666,667 warrants, each entitling the Holder, subject to adjustment, to acquire one Common Share in the capital of PACIFIC GREEN TECHNOLOGIES INC.

THIS IS TO CERTIFY THAT for value received the holder, TWYNAM AGRICULTURAL GRP PTY LIMITED, (the "Holder") of Level 8, 17-19 Bridge St, Sydney, New South Wales, 2000 Australia, is entitled to acquire in the manner herein provided one fully paid and non-assessable Common Share of PACIFIC GREEN TECHNOLOGIES INC. (the "Company") for each of the warrants (the "Warrants") represented by this certificate or by a replacement certificate (in either case, this "Warrant Certificate"). Unless otherwise stated, all references to sums of money in this Warrant Certificate are expressed in United States Dollars (US$).

The Warrants are exercisable at any time prior to 5:00 p.m. (Pacific Time) on the day immediately preceding the one (1) year anniversary of the Issuer Date (the "Expiry Time").

The subscription price for each Common Share to be acquired upon exercise of each Warrant shall be $1.50 (the "Exercise Price"), subject to the provisions and upon the terms and conditions referred to in this Warrant Certificate.

1.	Interpretation

1.1	Where used in this Warrant Certificate, the following words and phrases have the following meanings:

(a)	"Common Shares" means common shares in the capital of the Company.

(b)	"Common Share Reorganization" means (i) a subdivision, redivision or change in the number of Common Shares at any time outstanding into a greater number of Common Shares, (ii) a reduction, combination or consolidation in the Common Shares at any time outstanding into a lesser number of Common Shares or (iii) any issuance of Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all of the holders of the Common Shares as a stock dividend or other distribution (other than as a distribution of Common Shares upon exercise of the Warrants, warrants or options previously issued by the Company or pursuant to the exercise of directors, officers or employee stock options granted under the Company's present or future stock option plans).

(c)	"Company Reorganization" means any reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or other securities (other than a Common Share Reorganization), including, without limitation, in connection with:

(i)	a consolidation, amalgamation, arrangement or merger of the Company with or into any other company; or

(ii)	any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person or any exchange of Common Shares into securities of another company.

(d)	"Securities Laws" means the federal and state securities laws of the United States of America, and the rules and regulations promulgated thereunder, and the orders and policy statements of the United States Securities Commission, or such other securities regulatory authorities having jurisdiction over the Company, as applicable to the Company from time to time.

(e)	"Principal Trading Market" means the electronic stock quotation system operated by OTC Markets Group, or such other market on which the Common Shares are principally traded at the relevant time.

1.2.	In the event that (a) the Expiry Time occurs on a day that is a Saturday, Sunday or civic or statutory holiday in San Jose, California or (b) any day on or before which any action is required to be taken hereunder is a Saturday, Sunday or civic or statutory holiday in San Jose, California, then the Expiry Time shall occur on or the action shall be required to be taken on or before the next succeeding day that is not a Saturday, Sunday or civic or statutory holiday in San Jose, California.

2.	Exercise of Warrants

2.1	The Warrants represented by this Warrant Certificate may be exercised by the Holder at any time prior to the Expiry Time, in whole or in part, by delivering to the registered office of the Company, at 5205 Prospect Road, San Jose, California, USA 95129, during its normal business hours:

(a)	a duly completed and executed Notice of Exercise in the form attached to this Warrant Certificate;

(b)	a wire transfer, certified cheque or bank draft payable in United States Dollars to or to the order of the Company in payment of the Exercise Price for the number of Warrants being exercised; and

(c)	this Warrant Certificate.

2.2	Subject to the terms of this Warrant Certificate, upon exercise of Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed immediately for all purposes to be the holder or holders of record of such Common Shares and the Company will cause a certificate or certificates representing the Common Shares and, if applicable, any unexercised Warrants, to be delivered or mailed to the person or persons at the address or addresses specified in the applicable Notice of Exercise within seven days of receipt of the documents referred to in Section 2.1 above.

2.3	No fractional shares shall be issued and if the exercise of the Warrants represented hereby would result in the Holder being entitled to receive a fraction of a share, the Company shall instead issue upon the exercise the next lower whole number of Common Shares; provided, that such entitlement of the Holder to a fractional share may subsequently be exercised in combination with other rights which, in the aggregate, entitle the Holder to purchase a whole number of Common Shares. The Holder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Holder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Holder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

2.4	The Company covenants and agrees that:

(a)	all Common Shares issued upon the exercise of the rights represented by this Warrant Certificate will, upon payment of the Exercise Price therefor, be duly authorized and validly issued as fully paid and non-assessable Common Shares, free and clear of all liens, charges and encumbrances;

(b)	from and after the date of this Warrant Certificate and otherwise during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times (to the extent necessary under applicable corporate law) have authorized and reserved for issuance a sufficient number of Common Shares to provide for the exercise of the Warrants represented by this Warrant Certificate; and

(c)	until the earlier of the Expiry Time or such time as the Warrants cease to be outstanding, it will use its commercially reasonable efforts to maintain (i) the listing of the Common Shares on the Principal Trading Market, if applicable, and (ii) its status as a "reporting company" (or the equivalent thereof) not in default under the Securities Laws and file with and pay to the securities regulatory authorities in each of the jurisdiction wherein it is a "reporting company" or as may otherwise be required in a timely manner all reports and other documents required to be filed and all fees required to be paid by the Company under the Securities Laws.

2.5	If the Warrants represented by this Warrant Certificate have not been exercised prior to the Expiry Time, all rights under the Warrants represented hereby shall wholly cease and terminate and the Warrants shall be void and of no effect.

2.6	The certificate or certificates representing the Common Shares to be issued upon such exercise will, as required by the Securities Laws, bear legends substantially as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS,;AND ONLY AFTER THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

or

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

3.	Issue in Substitution for Lost Warrants

3.1	In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law and to Section 3.2, shall issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate.

3.2	The applicant for the issue of a new Warrant Certificate pursuant to this Section 3 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company in its discretion acting reasonably and the applicant may also be required to furnish an indemnity in form satisfactory to the Company in its discretion acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

4.	Adjustment of Subscription Rights

4.1	If and whenever at any time after the date hereof and prior to the Expiry Time there shall be a Company Reorganization, the Holder shall thereafter upon the exercise of the Warrants be entitled to receive, and shall accept, in lieu of the number of Common Shares to which the Holder was entitled to upon such exercise, the kind and amount of shares, other securities or property which the Holder would have been entitled to receive as a result of such Company Reorganization if the Holder had been the registered holder of the number of Common Shares on the record date or effective date thereof, as the case may be, to which the Holder was entitled to upon exercise of the Warrants. If necessary, appropriate adjustments shall be made in the application of the provisions set out herein with respect to the rights and interests of the Holder after the consummation of the Company Reorganization to the end that the provisions set out herein shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants represented hereby.

4.2	If and whenever at any time after the date hereof and prior to the Expiry Time:

(a)	a Common Share Reorganization takes place and the Holder holds Warrants that have not been exercised on or prior to the effective date or record date of such Common Share Reorganization, as the case may be, upon the exercise of such right thereafter then the Holder shall be entitled to receive and shall accept in lieu of the number of Common Shares which would otherwise then have been subscribed for by the Holder, at the Exercise Price as adjusted in accordance with Section 4.2(b), the aggregate number of Common Shares or other securities convertible into or exchangeable for Common Shares, or both, that the Holder would have been entitled to receive as a result of such Common Share Reorganization, on such record date or effective date, as the case may be, had the Holder been the registered holder of the number of Common Shares so subscribed for; and

(b)	the Exercise Price in effect on the effective date (subject to the last sentence of this Section 4.2(b)) of such Common Share Reorganization shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the number of Common Shares outstanding immediately following such event. For the purposes of the adjustment contemplated hereby, the expression "number of Common Shares outstanding" at any time shall include all Common Shares issuable upon exercise of all outstanding rights to acquire Common Shares, the exercise of which is not subject to any condition or limitation which has not been satisfied at that time. Any such issue of Common Shares by way of a stock dividend will be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 4.2(b).

4.3	If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall fix a record date for the issuance or distribution to all or substantially all of the holders of Common Shares of: (i) securities of the Company, including without limitation shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares; (ii) evidences of indebtedness (including indebtedness of the Company); or (ii) property or other assets of the Company, and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), then the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exercise Price in effect on such record date by a fraction:

(a)	the numerator of which shall be:

(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of a Common Share on such record date, less

(ii)	the aggregate fair market value, as determined by the board of directors of the Company, of the securities, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, and

(b)	the denominator of which shall be the product of the number of Common Shares outstanding on such record date and the Current Market Price of a Common Share on such record date.

4.4	If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall issue to all or substantially all of the holders of Common Shares rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per Common Share to the holder (or at an exchange or conversion price per share at the date of issue of such securities to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 85% of the Current Market Price of a Common Share on such record date (any of such events being called a "Rights Offering"), and if the Company does not provide the opportunity to participate in the Rights Offering on the same terms and conditions applicable to holders of Common Shares in respect of the Common Shares to be issued to the Holder on the exercise of the Warrants, then the Exercise Price shall be adjusted effective immediately as of the record date for the Rights Offering by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(a)          the numerator of which shall be the aggregate of:

(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing

A.	the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion of all securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants and options);

by

B.	the Current Market Price of a Common Share as of the record date for the Rights Offering, and

(b)	the denominator of which shall be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants or options, if any).

If by the terms of the rights, options or warrants referred to in this Section 4.4 there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. To the extent that any adjustment in Exercise Price occurs pursuant to this Section 4.4 as a result of the fixing by the Company of a record date for a Rights Offering, the Exercise Price shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

4.5	Notwithstanding anything to the contrary set forth in this Warrant Certificate, if, in the opinion of the board of directors of the Company, acting reasonably, at any time prior to the Expiry Time the Company takes any other action affecting its capital:

(a)	to which the foregoing provisions of Sections 4.1, 4.2, 4.3 or 4.4 are not strictly applicable or, if strictly applicable, would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof; or

(b)	which would otherwise materially affect the rights of the Holder hereunder,

then the board of directors of the Company shall, subject to any requisite regulatory approval, adjust such rights as aforesaid in such a manner as the board of directors of the Company, acting reasonably, determines is equitable in the circumstances.

4.6	The adjustments provided for herein:

(a)	are cumulative and shall apply to successive events resulting in any adjustment under Sections 4.1, 4.2, 4.3, 4.4 or 4.5;

(b)	are intended to preserve the economic value of the Warrants, not to enhance or diminish their value;

(c)	shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent but shall not be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 4.6(c) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment; and

(d)	shall, in respect of the Common Shares to be issued to the Holder on the exercise of the Warrants, not be required unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which, except for the provisions of this Section 4.6(d) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

4.7	In any case of an event for which an adjustment shall be effective immediately after a record date for an event referred to herein, the Company may defer, until the completion of such an event, issuing to the Holder of any Warrant exercised after such record date and before the completion of such event the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company shall deliver or cause to be delivered to the Holder an appropriate instrument evidencing such Holder's right, upon the completion of the event requiring the adjustment, to receive the additional Common Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section 4.7, such person or persons would have been entitled to receive in respect of such additional Common Shares from and after the date that the Warrant was exercised in respect thereof.

4.8	At least 10 days prior to the effective date or record date, as the case may be, of any event which requires or may require adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price or the number of Common Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Company is otherwise by law required to provide holders of Common Shares in respect of any such event, the Company shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In the event that the adjustment for which such notice has been given is not then determinable, the Company shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment. On the happening of each and every such event, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Company shall take all necessary action so as to comply with such provisions as so amended.

4.9	If the Company shall set a record date to determine the holders of the shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

4.10	In the absence of a resolution of the board of directors of the Company fixing a record date for any dividend or distribution or any Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

4.11	Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any computation under Sections 4.1, 4.2, 4.3 or 4.4.

4.12	Any question arising with respect to the adjustments provided herein shall be conclusively determined by the auditors of the Company (or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the board of directors of the Company), who shall have access to all necessary records of the Company, and the determination by the auditors or of such accountants, as applicable, shall be binding upon the Company and the Holder. Notwithstanding the foregoing, if the Common Shares are listed on any stock exchange, such determination shall be subject to the prior written approval of such stock exchange.

5.	Miscellaneous

5.1	The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the Holder thereof a holder of Common Shares of the Company or entitle the Holder to any rights as a holder of Common Shares, including without limitation, voting rights.

5.2	The Holder may, upon surrender of this Warrant Certificate at the registered office of the Company located at 5205 Prospect Road, San Jose, California, USA 95129, exchange this Warrant Certificate for other Warrant Certificates evidencing Warrants entitling the holder to receive in the aggregate the same number of Common Shares as may be acquired pursuant to the Warrants evidenced by this Warrant Certificate.

5.3	Any notice or other communication (a "Communication") to be made or given in connection with this Warrant Certificate shall be made or given in writing and may be made or given by personal delivery, by registered mail addressed to the recipient at its address provided on the first page of this Warrant Certificate or such other address or individual as may be designated by it by notice given in accordance with this Section 5.3. Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the fourth day, other than a Saturday, Sunday or civic or statutory holiday in San Jose, California, following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such Communication shall not be mailed but shall be made or given by personal delivery.

5.4	Time is of the essence hereof.

5.5	This Warrant Certificate shall be exclusively governed will be governed by and construed in accordance with the internal laws of Delaware (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the State of California with respect to any dispute related to this Subscription Agreement.

5.6	If a court or other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Warrant Certificate is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained in this Warrant Certificate shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Warrant Certificate would fail in its essential purpose.

5.7	This Warrant Certificate enures to the benefit of the Holder and its successors and permitted assigns and is binding upon the Company and its successors.

PACIFIC GREEN TECHNOLOGIES INC., intending to be contractually bound, has caused this Warrant Certificate to be signed by its duly authorized officer as of ___________________, 2016.

PACIFIC GREEN TECHNOLOGIES INC.

By:

Neil Carmichael

Its: President and Director

NOTICE OF EXERCISE

TO:	PACIFIC GREEN TECHNOLOGIES INC. (the "Company")

Capitalized terms not defined herein have the meaning set out in Warrant Certificate No_____________ of the Company dated ___________________ (the "Warrant Certificate").

The undersigned holder of the Warrants represented by the enclosed Warrant Certificate hereby exercises the right provided for in the Warrants to purchase ________________ Common Shares in the capital of the Company issuable on the exercise of the Warrants and encloses the amount of $____________ per Common Share (or the adjusted Exercise Price at which the undersigned is entitled to purchase such shares as provided in this Warrant Certificate) by way of certified cheque or recognized bank draft made payable to or to the order of the Company.

The undersigned hereby irrevocably directs that such Common Shares be issued and delivered as follows:

Name(s) in Full	Address(es)*	Number(s) of Common Shares

Please print in full the name in which certificates are to be issued.

DATED this day of , 20__.

Witness	Signature of Holder

Name of Holder

Address of Holder

☐	Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

SCHEDULE B

TO SHARE SUBSCRIPTION AGREEMENT

WARRANT CERTIFICATE (24 MONTHS)

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANTS TO PURCHASE COMMON SHARES OF

PACIFIC GREEN TECHNOLOGIES INC.

(a Delaware corporation)

WARRANT CERTIFICATE NO. ISSUE DATE:	Certificate for 666,667 warrants, each entitling the Holder, subject to adjustment, to acquire one Common Share in the capital of PACIFIC GREEN TECHNOLOGIES INC.

THIS IS TO CERTIFY THAT for value received the holder, TWYNAM AGRICULTURAL GRP PTY LIMITED, (the "Holder") of Level 8, 17-19 Bridge St, Sydney, New South Wales, 2000 Australia, is entitled to acquire in the manner herein provided one fully paid and non-assessable Common Share of PACIFIC GREEN TECHNOLOGIES INC. (the "Company") for each of the warrants (the "Warrants") represented by this certificate or by a replacement certificate (in either case, this "Warrant Certificate"). Unless otherwise stated, all references to sums of money in this Warrant Certificate are expressed in United States Dollars (US$).

The Warrants are exercisable at any time prior to 5:00 p.m. (Pacific Time) on the day immediately preceding the two (2) year anniversary of the Issuer Date (the "Expiry Time").

The subscription price for each Common Share to be acquired upon exercise of each Warrant shall be $1.50 (the "Exercise Price"), subject to the provisions and upon the terms and conditions referred to in this Warrant Certificate.

1.	Interpretation

1.1	Where used in this Warrant Certificate, the following words and phrases have the following meanings:

(a)	"Common Shares" means common shares in the capital of the Company.

(b)	"Common Share Reorganization" means (i) a subdivision, redivision or change in the number of Common Shares at any time outstanding into a greater number of Common Shares, (ii) a reduction, combination or consolidation in the Common Shares at any time outstanding into a lesser number of Common Shares or (iii) any issuance of Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all of the holders of the Common Shares as a stock dividend or other distribution (other than as a distribution of Common Shares upon exercise of the Warrants, warrants or options previously issued by the Company or pursuant to the exercise of directors, officers or employee stock options granted under the Company's present or future stock option plans).

(c)	"Company Reorganization" means any reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or other securities (other than a Common Share Reorganization), including, without limitation, in connection with:

(iii)	a consolidation, amalgamation, arrangement or merger of the Company with or into any other company; or

(iv)	any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person or any exchange of Common Shares into securities of another company.

(d)	"Securities Laws" means the federal and state securities laws of the United States of America, and the rules and regulations promulgated thereunder, and the orders and policy statements of the United States Securities Commission, or such other securities regulatory authorities having jurisdiction over the Company, as applicable to the Company from time to time.

(e)	"Principal Trading Market" means the electronic stock quotation system operated by OTC Markets Group, or such other market on which the Common Shares are principally traded at the relevant time.

1.2.	In the event that (a) the Expiry Time occurs on a day that is a Saturday, Sunday or civic or statutory holiday in San Jose, California or (b) any day on or before which any action is required to be taken hereunder is a Saturday, Sunday or civic or statutory holiday in San Jose, California, then the Expiry Time shall occur on or the action shall be required to be taken on or before the next succeeding day that is not a Saturday, Sunday or civic or statutory holiday in San Jose, California.

2.	Exercise of Warrants

2.1	The Warrants represented by this Warrant Certificate may be exercised by the Holder at any time prior to the Expiry Time, in whole or in part, by delivering to the registered office of the Company, at 5205 Prospect Road, San Jose, California, USA 95129, during its normal business hours:

(d)	a duly completed and executed Notice of Exercise in the form attached to this Warrant Certificate;

(e)	a wire transfer, certified cheque or bank draft payable in United States Dollars to or to the order of the Company in payment of the Exercise Price for the number of Warrants being exercised; and

(f)	this Warrant Certificate.

2.2	Subject to the terms of this Warrant Certificate, upon exercise of Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed immediately for all purposes to be the holder or holders of record of such Common Shares and the Company will cause a certificate or certificates representing the Common Shares and, if applicable, any unexercised Warrants, to be delivered or mailed to the person or persons at the address or addresses specified in the applicable Notice of Exercise within seven days of receipt of the documents referred to in Section 2.1 above.

2.3	No fractional shares shall be issued and if the exercise of the Warrants represented hereby would result in the Holder being entitled to receive a fraction of a share, the Company shall instead issue upon the exercise the next lower whole number of Common Shares; provided, that such entitlement of the Holder to a fractional share may subsequently be exercised in combination with other rights which, in the aggregate, entitle the Holder to purchase a whole number of Common Shares. The Holder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Holder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Holder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

2.4	The Company covenants and agrees that:

(a)	all Common Shares issued upon the exercise of the rights represented by this Warrant Certificate will, upon payment of the Exercise Price therefor, be duly authorized and validly issued as fully paid and non-assessable Common Shares, free and clear of all liens, charges and encumbrances;

(d)	from and after the date of this Warrant Certificate and otherwise during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times (to the extent necessary under applicable corporate law) have authorized and reserved for issuance a sufficient number of Common Shares to provide for the exercise of the Warrants represented by this Warrant Certificate; and

(e)	until the earlier of the Expiry Time or such time as the Warrants cease to be outstanding, it will use its commercially reasonable efforts to maintain (i) the listing of the Common Shares on the Principal Trading Market, if applicable, and (ii) its status as a "reporting company" (or the equivalent thereof) not in default under the Securities Laws and file with and pay to the securities regulatory authorities in each of the jurisdiction wherein it is a "reporting company" or as may otherwise be required in a timely manner all reports and other documents required to be filed and all fees required to be paid by the Company under the Securities Laws.

2.5	If the Warrants represented by this Warrant Certificate have not been exercised prior to the Expiry Time, all rights under the Warrants represented hereby shall wholly cease and terminate and the Warrants shall be void and of no effect.

2.6	The certificate or certificates representing the Common Shares to be issued upon such exercise will, as required by the Securities Laws, bear legends substantially as follows:

For U.S. purchasers:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS,;AND ONLY AFTER THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

For Non-U.S. purchasers:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

3.	Issue in Substitution for Lost Warrants

3.1	In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law and to Section 3.2, shall issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate.

3.2	The applicant for the issue of a new Warrant Certificate pursuant to this Section 3 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company in its discretion acting reasonably and the applicant may also be required to furnish an indemnity in form satisfactory to the Company in its discretion acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

4.	Adjustment of Subscription Rights

4.1	If and whenever at any time after the date hereof and prior to the Expiry Time there shall be a Company Reorganization, the Holder shall thereafter upon the exercise of the Warrants be entitled to receive, and shall accept, in lieu of the number of Common Shares to which the Holder was entitled to upon such exercise, the kind and amount of shares, other securities or property which the Holder would have been entitled to receive as a result of such Company Reorganization if the Holder had been the registered holder of the number of Common Shares on the record date or effective date thereof, as the case may be, to which the Holder was entitled to upon exercise of the Warrants. If necessary, appropriate adjustments shall be made in the application of the provisions set out herein with respect to the rights and interests of the Holder after the consummation of the Company Reorganization to the end that the provisions set out herein shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants represented hereby.

4.2	If and whenever at any time after the date hereof and prior to the Expiry Time:

(a)	a Common Share Reorganization takes place and the Holder holds Warrants that have not been exercised on or prior to the effective date or record date of such Common Share Reorganization, as the case may be, upon the exercise of such right thereafter then the Holder shall be entitled to receive and shall accept in lieu of the number of Common Shares which would otherwise then have been subscribed for by the Holder, at the Exercise Price as adjusted in accordance with Section 4.2(b), the aggregate number of Common Shares or other securities convertible into or exchangeable for Common Shares, or both, that the Holder would have been entitled to receive as a result of such Common Share Reorganization, on such record date or effective date, as the case may be, had the Holder been the registered holder of the number of Common Shares so subscribed for; and

(b)	the Exercise Price in effect on the effective date (subject to the last sentence of this Section 4.2(b)) of such Common Share Reorganization shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the number of Common Shares outstanding immediately following such event. For the purposes of the adjustment contemplated hereby, the expression "number of Common Shares outstanding" at any time shall include all Common Shares issuable upon exercise of all outstanding rights to acquire Common Shares, the exercise of which is not subject to any condition or limitation which has not been satisfied at that time. Any such issue of Common Shares by way of a stock dividend will be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 4.2(b).

4.3	If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall fix a record date for the issuance or distribution to all or substantially all of the holders of Common Shares of: (i) securities of the Company, including without limitation shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares; (ii) evidences of indebtedness (including indebtedness of the Company); or (ii) property or other assets of the Company, and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), then the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exercise Price in effect on such record date by a fraction:

(c)	the numerator of which shall be:

(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of a Common Share on such record date, less

(ii)	the aggregate fair market value, as determined by the board of directors of the Company, of the securities, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, and

(d)	the denominator of which shall be the product of the number of Common Shares outstanding on such record date and the Current Market Price of a Common Share on such record date.

4.4	If and whenever at any time after the date hereof and prior to the Expiry Time the Company shall issue to all or substantially all of the holders of Common Shares rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per Common Share to the holder (or at an exchange or conversion price per share at the date of issue of such securities to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 85% of the Current Market Price of a Common Share on such record date (any of such events being called a "Rights Offering"), and if the Company does not provide the opportunity to participate in the Rights Offering on the same terms and conditions applicable to holders of Common Shares in respect of the Common Shares to be issued to the Holder on the exercise of the Warrants, then the Exercise Price shall be adjusted effective immediately as of the record date for the Rights Offering by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(a)          the numerator of which shall be the aggregate of:

(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing

A.	the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion of all securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants and options);

by

B.	the Current Market Price of a Common Share as of the record date for the Rights Offering, and

(b)	the denominator of which shall be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all securities exchangeable for or convertible into Common Shares issued upon exercise of such rights, warrants or options, if any).

If by the terms of the rights, options or warrants referred to in this Section 4.4 there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. To the extent that any adjustment in Exercise Price occurs pursuant to this Section 4.4 as a result of the fixing by the Company of a record date for a Rights Offering, the Exercise Price shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

4.5	Notwithstanding anything to the contrary set forth in this Warrant Certificate, if, in the opinion of the board of directors of the Company, acting reasonably, at any time prior to the Expiry Time the Company takes any other action affecting its capital:

(a)	to which the foregoing provisions of Sections 4.1, 4.2, 4.3 or 4.4 are not strictly applicable or, if strictly applicable, would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof; or

(b)	which would otherwise materially affect the rights of the Holder hereunder,

then the board of directors of the Company shall, subject to any requisite regulatory approval, adjust such rights as aforesaid in such a manner as the board of directors of the Company, acting reasonably, determines is equitable in the circumstances.

4.6	The adjustments provided for herein:

(a)	are cumulative and shall apply to successive events resulting in any adjustment under Sections 4.1, 4.2, 4.3, 4.4 or 4.5;

(b)	are intended to preserve the economic value of the Warrants, not to enhance or diminish their value;

(c)	shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent but shall not be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 4.6(c) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment; and

(d)	shall, in respect of the Common Shares to be issued to the Holder on the exercise of the Warrants, not be required unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which, except for the provisions of this Section 4.6(d) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

4.7	In any case of an event for which an adjustment shall be effective immediately after a record date for an event referred to herein, the Company may defer, until the completion of such an event, issuing to the Holder of any Warrant exercised after such record date and before the completion of such event the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company shall deliver or cause to be delivered to the Holder an appropriate instrument evidencing such Holder's right, upon the completion of the event requiring the adjustment, to receive the additional Common Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section 4.7, such person or persons would have been entitled to receive in respect of such additional Common Shares from and after the date that the Warrant was exercised in respect thereof.

4.8	At least 10 days prior to the effective date or record date, as the case may be, of any event which requires or may require adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price or the number of Common Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Company is otherwise by law required to provide holders of Common Shares in respect of any such event, the Company shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In the event that the adjustment for which such notice has been given is not then determinable, the Company shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment. On the happening of each and every such event, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Company shall take all necessary action so as to comply with such provisions as so amended.

4.9	If the Company shall set a record date to determine the holders of the shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

4.10	In the absence of a resolution of the board of directors of the Company fixing a record date for any dividend or distribution or any Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

4.11	Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any computation under Sections 4.1, 4.2, 4.3 or 4.4.

4.12	Any question arising with respect to the adjustments provided herein shall be conclusively determined by the auditors of the Company (or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the board of directors of the Company), who shall have access to all necessary records of the Company, and the determination by the auditors or of such accountants, as applicable, shall be binding upon the Company and the Holder. Notwithstanding the foregoing, if the Common Shares are listed on any stock exchange, such determination shall be subject to the prior written approval of such stock exchange.

5.	Miscellaneous

5.1	The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the Holder thereof a holder of Common Shares of the Company or entitle the Holder to any rights as a holder of Common Shares, including without limitation, voting rights.

5.2	The Holder may, upon surrender of this Warrant Certificate at the registered office of the Company located at 5205 Prospect Road, San Jose, California, USA 95129, exchange this Warrant Certificate for other Warrant Certificates evidencing Warrants entitling the holder to receive in the aggregate the same number of Common Shares as may be acquired pursuant to the Warrants evidenced by this Warrant Certificate.

5.3	Any notice or other communication (a "Communication") to be made or given in connection with this Warrant Certificate shall be made or given in writing and may be made or given by personal delivery, by registered mail addressed to the recipient at its address provided on the first page of this Warrant Certificate or such other address or individual as may be designated by it by notice given in accordance with this Section 5.3. Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the fourth day, other than a Saturday, Sunday or civic or statutory holiday in San Jose, California, following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such Communication shall not be mailed but shall be made or given by personal delivery.

5.4	Time is of the essence hereof.

5.5	This Warrant Certificate shall be exclusively governed will be governed by and construed in accordance with the internal laws of Delaware (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the State of California with respect to any dispute related to this Subscription Agreement.

5.6	If a court or other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Warrant Certificate is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained in this Warrant Certificate shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Warrant Certificate would fail in its essential purpose.

5.7	This Warrant Certificate enures to the benefit of the Holder and its successors and permitted assigns and is binding upon the Company and its successors.

PACIFIC GREEN TECHNOLOGIES INC., intending to be contractually bound, has caused this Warrant Certificate to be signed by its duly authorized officer as of ___________________, 2016.

PACIFIC GREEN TECHNOLOGIES INC.

By:

Neil Carmichael

Its: President and Director

Subscription Agreement (with related appendices, schedules and forms)

NOTICE OF EXERCISE

TO:	PACIFIC GREEN TECHNOLOGIES INC. (the "Company")

Capitalized terms not defined herein have the meaning set out in Warrant Certificate No_____________ of the Company dated ___________________ (the "Warrant Certificate").

The undersigned holder of the Warrants represented by the enclosed Warrant Certificate hereby exercises the right provided for in the Warrants to purchase ________________ Common Shares in the capital of the Company issuable on the exercise of the Warrants and encloses the amount of $____________ per Common Share (or the adjusted Exercise Price at which the undersigned is entitled to purchase such shares as provided in this Warrant Certificate) by way of certified cheque or recognized bank draft made payable to or to the order of the Company.

The undersigned hereby irrevocably directs that such Common Shares be issued and delivered as follows:

Name(s) in Full	Address(es)*	Number(s) of Common Shares

Please print in full the name in which certificates are to be issued.

DATED this day of , 20__.

Witness	Signature of Holder

Name of Holder

Address of Holder

☐	Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.